Supplement dated September 1, 2001 to the May 1, 2001 Statement of Additional
                 Information - Part I for CDC Nvest Star Funds

                   CDC Nvest Star Advisers Fund (the "Fund")

Effective September 1, 2001, a new subadvisory agreement was entered into among the Fund, CDC IXIS Asset Management Advisers, L.P. and Mercury Advisors which reflects new fee rates as approved by the Board of Trustees at an in-person meeting held on August 31, 2001. The new subadvisory agreement replaces an interim subadvisory agreement dated July 1, 2001.

Accordingly, the disclosure entitled "Advisory Fees" in the section entitled "Fund Charges and Expenses" is revised to read as follows:



      Fund                 Subadviser               Subadvisory fee payable
                                                to subadviser (as a % of daily
                                                  net assets of the segment)
------------------     ------------------      ---------------------------------


Star Advisers        Fund Harris Associates      0.65% of the first $50 million
                                                 0.60% of the next $50 million
                                                 0.55% of amounts in excess
                                                       of $100 million

                     Loomis Sayles - Mid Cap     0.55% of the first $50 million
                         Growth Segment*         0.50% of amounts in excess of
                                                       $50 million

                     Loomis Sayles - Small       0.550% of the first $50 million
                       Cap Value Segment         0.500% of the next $200 million
                                                 0.475% of amounts in excess of
                                                        $250 million

                     Mercury**                   0.55% of the first $300 million
                                                 0.50% of amounts in excess of
                                                       $300 million

*Prior to March 1, 2001, Janus Capital Corporation ("Janus Capital") served as subadviser to this segment of the Star Advisers Fund now managed by Loomis Sayles, pursuant to a subadvisory agreement providing for a subadvisory fee to be paid by CDC IXIS Asset Management Advisers to Janus Capital at the same rates as those currently paid by the Fund to Loomis Sayles.

** Prior to July 1, 2001, Kobrick Funds LLC ("Kobrick") served as subadviser to this segment of the Fund now managed by Mercury, pursuant to a subadvisory agreement providing for a subadvisory fee at the annual rate of 0.550% of the average daily net assets of its segment of the portfolio of the first $50 million, 0.500% of the next $200 million and 0.475% of amounts in excess of $250 million.

                                                                      SP149-0901